Assets and Liabilities Held for Sale (Disposal Group)	12 Months Ended
Dec. 31, 2024
Textblock 1 [Abstract]
Assets and Liabilities Held for Sale (Disposal Group)
29.
Assets and Liabilities Held for Sale (Disposal Group)

For the year ended December 31, 2024, management of the Group decided to sell 80% of its stake in LG Display (China) Co., Ltd. and 100% of its stake in LG Display Guangzhou Co., Ltd. to TCL CSOT. The contract was signed on September 26, 2024, and the transaction is expected to be completed within one year. As a result, the assets and liabilities held by LG Display (China) Co., Ltd. and LG Display Guangzhou Co., Ltd. are presented as assets and liabilities held for sale.

(a)
Details of assets and liabilities held for sale

(In millions of won)	December 31, 2024
Disposal Group(*)
Cash and cash equivalents	₩	158,415
Trade accounts and notes receivable, net		11,131
Other accounts receivables, net		10,809
Inventories		101,998
Prepaid income taxes		14,402
Other current assets and others		45,733
Property, plant and equipment, net		611,689
Intangible assets, net		775
Deferred tax assets		28,365
Total	₩	983,317
Liabilities in the Disposal Group
Trade accounts and notes payable	₩	466,907
Current financial liabilities		917,620
Other accounts payable		52,097
Accrued expenses		67,181
Advances received		2,364
Other Current liabilities and others		927
Non-current financial liabilities		149,745
Total	₩	1,656,841

(*) There is no impairment loss recognized for assets held for sale, as the net fair value of the disposal group is expected to exceed the carrying amount.

(b) Accumulated income directly recognized as other comprehensive income in relation to the disposal group classified as held for sale is ~~W~~291,363 million of foreign currency translation differences.